Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, is effective as of January 28, 2016 (the “Agreement”), and is made by and among PEERLOGIX, INC., a Delaware corporation (the “Company”) and Pinewood Trading Fund, L.P. (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company has authorized the offer and sale of 100,000 shares (each a “Share” and, collectively, the “Shares”) of its Common Stock, $.00001 par value (the “Common Stock”), in exchange for the Investor lending money to the Company pursuant to the Promissory Note of even date herewith (the “Note”); and

WHEREAS, the Company and the Investor are executing a set of documents collectively referred to as the “Transaction Documents” which consist of (i) a Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement”) a form of which is attached hereto as Exhibit A, this Agreement, and the Note.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Agreement to ISSUE the Shares

Section 1.01 Authorization of Shares. The Company has authorized the sale, issuance and delivery of the Shares. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Articles of Incorporation of the Company.

Section 1.02 Sale and Purchase. Subject to the terms and conditions of this Agreement, the Company will sell, issue and deliver to the Investor, and the Investor will purchase from Company, the Shares in exchange for the Note.

ARTICLE II

CLOSING, DELIVERY, AND PAYMENT

Section 2.01 Closing. The parties agree that the delivery of this Agreement, the Transaction Documents and any other documents at a closing may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

Section 2.02 Exchanges.

(a) The Company shall deliver or cause to be delivered to the Investor stock certificates, registered in the name of the Investor or as directed thereby in writing.

(b) The Investor shall deliver or cause to be delivered to the Company the Note and the funds lent pursuant to the Note.

Section 2.03 Status of Securities. The Shares shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). The acquisition by the Investor of the Shares shall be subject to an exemption from the registration requirements of the Securities Act, under Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the Shares shall bear a restrictive legend in substantially the following form, until such time as the Shares have been registered for resale:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

ARTICLE III

Representations and Warranties

Except as set forth in the documents filed by or on behalf of the Company with the United States Securities and Exchange Commission (the “SEC”) from time to time (collectively, the “SEC Documents”), the Company hereby represents and warrants to the Investor as of the date hereof that the statements contained in this Article 3 are true and correct in all material respects. For purposes of this Agreement, the phrases “knowledge of Company” or “Company’s knowledge”, or words of similar import, shall mean the knowledge of matters of which the executive officers of the Company at the date hereof, in the reasonably prudent exercise of their duties, are actually aware.

Section 3.01 Exchange Act.

(a) The Company is current in its filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

(b) The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

Section 3.02 Trading Market. The Common Stock is eligible to trade and be quoted on the OTCQB market, maintained by OTC Markets, Inc. (the “OTCQB”). The Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCQB.

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Section 3.03 Organization; Good Standing; Qualification; Authorizations. The Company has no subsidiaries or affiliated corporations or owns any interest in any other enterprise (whether or not such enterprise is a corporation) other than as set forth in the SEC Documents (the “Company Subsidiaries”). The Company and each of the Company Subsidiaries have been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents. The Company and each of the Company Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, financial condition, and results of operations of the Company and the Company Subsidiaries taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and each of the Company Subsidiaries is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; neither the Company nor any of the Company Subsidiaries is in violation of its respective charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its respective properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole; and neither the Company nor any of the Company Subsidiaries is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any of the Company Subsidiaries, or over its respective properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole. The SEC Documents accurately describe, in all material respects, any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

Section 3.04 Authority. The Company has all requisite power and authority to execute, deliver, and perform each of the Transaction Documents. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of each of the Transaction Documents thereby. Each of the Transaction Documents has been duly authorized, executed, and delivered by the Company, constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its respective terms. Except as otherwise set forth in the Transaction Documents, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance thereof thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any Company Subsidiaries, or over its respective properties or assets is required for the execution and delivery of any Transaction Documents and the consummation by the Company of the transactions contemplated by the Transaction Documents, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company or any of the Company Subsidiaries is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of any of the Transaction Documents; and the execution, delivery and performance of the Transaction Documents will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Company or any of the Company Subsidiaries to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the charter or bylaws of the Company or any of the Company Subsidiaries or (if the provisions of the Transaction Documents are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, the Company Subsidiaries, or over its respective properties or assets.

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Section 3.05 Litigation. There is not any pending or, to the best of the Company’s knowledge, threatened, action, suit, claim or proceeding against the Company, any of the Company Subsidiaries, or any of the Company’s or any Company Subsidiary’s respective officers or any of its respective properties, assets or rights, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any of the Company Subsidiaries, or over the Company’s or any Company Subsidiary’s officers or the properties of the Company or any of the Company Subsidiaries, or otherwise that (i) is reasonably likely to result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole or might materially and adversely affect their properties, assets or rights taken as a whole; (ii) might prevent consummation of the transactions contemplated by the Transaction Documents; or (iii) alleging violation of any Federal or state securities laws.

Section 3.06 Capitalization.

(a) Except as disclosed in the SEC Documents, (1) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company, and (2) except as described in the SEC Documents, there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company.

(b) The Company is not under any obligation, and has not granted any rights, to register under the Securities Act, the issuance or sale of any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued except as set forth in the SEC Documents, the Exhibits thereto and the Registration Rights Agreement attached hereto as Exhibit A.

(c) The rights, preferences and privileges of the Shares are as stated in the Company’s Articles of Incorporation.

(f) When delivered by the Company in accordance with the terms of this Agreement, the Shares will be (i) duly and validly issued and fully paid and non-assessable, (ii) will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind, and, other than as provided in the Transaction Documents, no preemptive right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof, (iii) assuming the accuracy of the representations and warranties of the Investor contained in Article 4 hereof, issued in compliance with applicable federal and state securities laws.

Section 3.07 Financial Statements.

(a) The audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the SEC as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the SEC) and fairly present and will fairly present, subject in the case of the unaudited consolidated financial statements, to customary year end audit adjustments, the consolidated financial position of the Company as at the dates thereof and the results of its operations and cash flows.

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(b) There is no fact known to the Company which materially adversely affects (as far as the Company can reasonably foresee) the business, prospects, financial condition or results of operation of the Company and the Company Subsidiaries taken as a whole; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

Section 3.08 Material Changes. Subsequent to the respective dates as of which information is given in the SEC Documents, and as otherwise contemplated by the Transaction Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company and of the Company or the Company Subsidiaries taken as a whole, (ii) any transaction committed to or consummated that is material to the Company and the Company Subsidiaries taken as a whole, (iii) any obligation, direct or contingent, that is material to the Company and the Company Subsidiaries taken as a whole incurred by the Company, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of Company or any Company Subsidiary that is material to Company and the Company Subsidiaries taken as a whole, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of Company, or (vi) any loss or damage (whether or not insured) to the property of Company or any of the Company Subsidiaries which has a material adverse effect on the business, prospects, financial condition, or results of operations of Company and the Company Subsidiaries taken as a whole.

Section 3.09 Investment Company Act. Company has been advised concerning the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an “investment company” or a company "controlled" by an "investment company" within the meaning of the Investment Company Act and such rules and regulations.

Section 3.10 Loans; Guarantees. Except as set forth in the SEC Documents, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of the Company Subsidiaries to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any of the Company Subsidiaries, or any of the members of the families of any of them.

Section 3.11 Finders Fees. Company has not incurred any liability, direct or indirect, for finders’, consulting, or similar fees on behalf of or payable by the Company or the Investor in connection with the Transaction Documents or any other transaction involving the Company and the Investor.

Section 3.12 Compliance with Laws. The Company and each of the Company Subsidiaries is in compliance in all material respects with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder. Neither the Company nor any of the Company Subsidiaries is subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

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ARTICLE IV

Representations and Warranties of INVESTOR

The Investor represents and warrants to the Company as of the date hereof that the statements contained in this Article 4 are true and correct as follows.

Section 4.01 Requisite Power and Authority. Investor has all necessary power and authority to execute and deliver each of the Transaction Documents and to carry out their provisions. All action on Investor’s part required for the execution and delivery of each of the Transaction Documents has been taken. Upon their execution and delivery, such Transaction Documents will be valid and binding obligations of Investor, enforceable in accordance with their respective terms.

Section 4.02 Investment Representations. Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Investor is purchasing the Shares for its own account, for investment purposes only and has no current arrangements or understandings for the resale or distribution to others and will only resell such Shares pursuant to a registration or an available exemption under applicable law. Investor acknowledges that the offer and sale of the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act, and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

Section 4.03 Information. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities herein which have been requested by Investor or its advisors. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to Investor any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Investor except as set forth in the Registration Rights Agreement attached hereto as Exhibit A. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained herein. Investor understands that its investment in the securities involves a significant degree of risk. Investor is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

Section 4.04 Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the securities.

Section 4.05 Authorization; Enforcement. This Agreement (a) has been duly and validly authorized; (b) has been duly executed and delivered on behalf of Investor; and (c) constitutes a valid and binding agreement of Investor enforceable in accordance with its terms.

Article VII

Miscellaneous

Section 7.01 Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the law of the State of New York, as to matters within the scope thereof, and the internal laws of the State of New York, without giving effect to principles of conflicts of law and choice of law that would cause the substantive laws of any other jurisdiction to apply. The Company irrevocably submits and consents to the jurisdiction of any state court or federal court sitting in the State and County of New York over any action or proceeding arising out of or relating to the Transaction Documents, and the Company hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts.

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Section 7.02 Survival. The representations, warranties, covenants and agreements made in this Agreement, the Transaction Documents, or any other agreement, certificate, document or instrument furnished pursuant hereto shall survive any investigation made by the Investor and the closing of the transactions contemplated hereby. Article V of this Agreement shall survive the closing of the transactions contemplated hereby.

Section 7.03 Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of both Company and the Investor. Any amendment or waiver effected in accordance with this Section 7.03 shall be binding upon Company and the Investor, including their respective successors and assigns.

Section 7.04 Entire Agreement. This Agreement, the exhibits and schedules hereto, the other Transaction Documents, the certificates and the other documents delivered pursuant hereto constitute the entire agreement among the parties relative to the specific subject matter hereof and thereof.

Section 7.05 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or an Investor at the respective address or at its respective facsimile number set forth below or to such e-mail address, facsimile number or address as subsequently modified by written notice in accordance with this Section 7.05 upon five (5) business days prior written notice.

If to the Company, to:

Peerlogix, Inc.

119 West 24th Street, 4th Floor

New York, New York 10011

Attn: William Gorfein

Fax: _________________

With a copy (that shall not constitute notice) to:

Mitchell Lampert, Esq.

Robinson & Cole, LLP

1055 Washington Blvd.

Stamford, Ct. 06901

Tel:

Fax:

If to Investor, to:

Pinewood Trading Fund, L.P.

1029 East Drive

Beaumont, Texas 77706

Attn: Jack E. Brooks

Fax:

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With a copy (that shall not constitute notice) to:

Foley & Lardner LLP

321 N Clark Street

Chicago, Illinois 60654

Telephone:

Fax:

Section 7.06 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 7.07 Broker’s Fees. Each party represents and warrants that, except as otherwise provided herein, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

Section 7.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7.09 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

Section 7.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

	Investor: PINEWOOD TRADING FUND, L.P.	Company: PEERLOGIX, INC.
By Sagewood, LLC General Partner

By:	_________________________	By:	_________________________
	Name: Jack Brooks		Name:
	Title: Manager		Title:

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Exhibit A

Form of Registration Rights Agreement

See attached.

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